Exhibit 99.1

CARDIOTECH

AMEX:CTE

Forward Looking Statement

CardioTech believes that this Release contains forward-looking statements that are subject to risks and uncertainties.  Such statements are based on management’s current expectations and are subject to factors that could cause results to differ materially from the forward-looking statements.  Please refer to CardioTech’s SEC filings.

CV Disease

•                  60 million patients in US

•                  1 million deaths yearly

•                  5 million diagnosed with CHF

•                  A coronary event every 29 secs

•                  Primary cause of hospitalization in US

•                  500,000 open heart surgeries (CABG + valves)

•                  850,000 open heart surgeries worldwide

•                  Treatment:  diet, lifestyle changes, drugs, angioplasty, stents, CABG

Corporate Organization

Markets:                                 $500 million surgical disposables

$350 million OEM products

$300 million wound dressings

$1.5 billion for CABG

Strategy

•                  Target medical devices for late-stage cardiovascular disease.

Leverage established sales organization

Leverage manufacturing expertise

Introduce FDA approved products

1.               Manufacture and distribute products for open heart surgery

2.               OEM producer of state of the art disposable products

3.               Clinical trials for CABG

CardioPass

Coronary Artery Bypass

4 mm ID

Picture showing heart and arteries with a typical triple coronary artery bypass.

Pre heparinized

Compliant

CT Biomaterials

•              Premium biomaterials

•              $50 million market

•              Hydrophylic/hydrophobic PU

•              Licensing/royalty streams

•              Recognized world leaders (SBIR)

Cardiopass Microporosity

Picture of a cross-sectional view of a Cardiopass synthetic graft exhibiting graded microporosity.

Pulsatility/Compliance

Picture of a longitudinal sectional view of a Cardiopass synthetic graft exhibiting internal pulsatility and compliance.

36 months implant

Picture of cross sectional view of Cardiopass synthetic graft showing collagen formation within the graft	Picture of Cardiopass synthetic graft showing neovascularization of the graft wall

Healing

Picture of natural coronary artery showing normal blood vessel anatomy	Picture of Cardiopass synthetic artery prior to implantation	Picture of Cardiopass synthetic artery after implantation showing tissue ingrowth

Saphenous vein harvest

Picture of surgical team performing a saphenous vein harvest procedure.

Clinical Milestones

Graph of clinical milestones reflecting the following milestones achieved or to be achieved (all quarters refer to calendar quarters):

•                  Animal trials:  Begin in 1st quarter 2001 and completed 1st quarter 2002

•                  Clinical trials:  Begin in 4th quarter 2001 and estimated completion in 2005

•                  CE Mark:  Begin in 2nd quarter 2003 and estimated completion in 2nd quarter 2004

•                  FDA Clearance:  Estimated beginning of FDA Clearance in 3rd quarter of 2004 and completed in 4th quarter 2006

Clinical endpoints

•      Primary Outcomes

•                  MACE

•                  Myocardial infarction

•                  Death

•                  Urgent or elective intervention

•      Secondary Outcomes

•                  Patency rate

•                  Quality of life

•                  Freedom from Angina

Competitors (CABG)

•                  Thoratec

Aria CABG

Polyurethane (Thoralon)

2, 3 and 4 mm ID

FDA Clinical trials  Phase I

•                  Possis

Silicone-covered PTFE

Gish Acquisition

•                  Accretive, synergistic

•                  $17 million sales; cash flow positive

•                  Critical mass

•                  Sales, manufacturing, regulatory

•                  CABG Manufacturing

•                  Products for myocardial protection

•                  Close:  April 4, 2003

Oxygenators

Picture of typical oxygenator schematic

Oxygenator/cardioplegia

Most efficient oxygenator

Heparin coated

Picture of Gish Biomedical VISIONTM Oxygenator

Maintains heart at 2 C

Maintains body at 37 C

FINANCIAL HIGHLIGHTS

UNAUDITED

(In 000’s)

	2003	2002
Current Assets	$10,758	$4,728
Total Assets	17,191	6,554
Working Capital	6,720	3,608
Total Liabilities	4,183	1,120
Stockholders’ Equity	13,008	5,434

Investment Merits

•                  Established markets

•                  Differentiated products

•                  Vertically integrated

•                  Reimbursement-approved products

•                  Experienced team

•                  Biomedical engineers

•                  Production professionals

•                  Sales/marketing specialists

•                  Regulatory experts

Products for Life TM

Picture of Gish Biomedical headquarters in Rancho Santa Margarita, California

Picture of perfusionist utilizing oxygenator equipment during coronary bypass surgical procedure	Picture of Gish Biomedical product sampling